Exhibit 10.1

In accordance with Item 601(b)(10)(iv) of Regulation S-K, information indicated with “[***]” has been redacted because it is both not material and is the type that the registrant treats as private or confidential.

Commercialization and Reference Laboratory Agreement

This Commercialization and Reference Laboratory Agreement (“Agreement”) is entered into by and between Tempus Labs, Inc., with its principal place of business at 600 West Chicago Ave., Suite 510, Chicago, Illinois 60654 (“Tempus”), and Personalis, Inc., with its principal place of business at 6600 Dumbarton Circle, Fremont, CA 94555 (“Personalis”). Tempus and Personalis may each be referred to individually as a “Party” and collectively as the “Parties.”

Background

Tempus is a precision medicine company dedicated to improving healthcare through its proprietary genomic sequencing, data structuring, and analytics technology and related services. Personalis is a precision oncology company committed to transforming active management of cancer through personalized testing. The Parties would like to collaborate to develop, commercialize, and make the Personalis Assay (defined below) more widely available to ordering clinicians as an integral part of the Tempus platform to improve patient outcomes, and to make de-identified molecular residual disease (“MRD”) sequencing data available to life sciences companies, academic researchers, and other customers for the purpose of promoting discovery and innovation in healthcare.

Agreement

In consideration of the mutual promises described below, the Parties agree as follows:

1.
Obligations of the Parties.
a.
Services. During the Term (defined below), the Parties will provide the services and perform the activities described in the Exhibits attached hereto (“Services”):

Exhibit	Description
Exhibit A	Market Development Services
Exhibit B	Reference Laboratory Services
Exhibit C	Commercialization Activities
Exhibit D	Data Activities
Exhibit E	Quality Activities
Exhibit F	Mutual Security Obligations
Exhibit G	Form of Warrant to Purchase Common Stock of Personalis

b.
Joint Steering Committee. No later than [***] after the Effective Date (defined below), the Parties will establish a Joint Steering Committee (“JSC”) to oversee, review, and coordinate activities of the Parties under this Agreement.
i.
JSC Composition. The JSC shall be composed of four representatives, two from Tempus and two from Personalis, or such other equal number of representatives from each Party as may be agreed from time to time by the Parties. At the invitation of the JSC representatives, other colleagues from Tempus or Personalis may attend JSC meetings as necessary as non-voting representatives. A Tempus representative and a Personalis representative will serve as co-chairpersons of the JSC.
ii.
JSC Operation. The JSC shall meet quarterly, or more frequently as necessary, at a mutually agreeable time and place. A quorum of the JSC will be [***] of the members, [***] from each Party. Each Party shall bear its own personnel and travel costs and expenses relating to JSC meetings and members may attend meetings remotely by video or telephone conference. All decision making will be made by unanimous mutual written agreement of the Parties’ respective representatives on the JSC. The JSC will not have the power to amend or modify the Agreement or obligate either Party to any act or omission not required under this Agreement.
iii.
JSC Responsibilities. In addition to overseeing the activities under this Agreement (including managing logistics and operations of the Agreement) and providing a forum for discussion of the Parties’ Services, activities, and obligations under the Agreement (including quality metrics related to the Services) and reimbursement issues, the JSC shall have the following responsibilities, and any additional responsibilities as agreed to in writing by the Parties from time to time:
(a)
Within [***] after establishing the JSC, the JSC will reach an agreement on a plan for obtaining reimbursement of the Personalis Assay for the Indications (as defined on Exhibit A), and an operational plan for implementing the reference laboratory and related Services described on Exhibit B, including delivery of Specimens (as defined on Exhibit B) to Personalis, and establishment of a technical integration. The Parties will work together in good faith to promptly establish the agreed upon operational plan, and except as otherwise agreed herein, each Party agrees to be responsible for its own costs and expenses associated with implementing the agreed upon operational plan.
(b)
The JSC will oversee and monitor regularly the implementation of all further Services contemplated by Exhibits C, D, and E, including the commercialization, data, and quality activities.
(c)
Monitor the number of patients tested to ensure that it does not and will not exceed Personalis’ [***] set forth in Exhibit A, unless otherwise permitted under Exhibit A or agreed by the JSC.
(d)
Help ensure successful development, management, and performance of the activities hereunder, including overseeing specific objectives, timelines, staffing levels, and budget.
(e)
Periodically review payments received by each Party to assess the continued fair market value for provided Services.
(f)
Consider any proposals for amendments to the Agreement; provided, however, that the JSC will not have the power to amend or modify the Agreement, or obligate either Party to any act or omission not required under this Agreement.
(g)
Review, consider, and evaluate project ideas submitted by the Parties.
(h)
Consider and attempt to resolve any and all issues and disputes arising under the Agreement, including but not limited to disputes resulting from the activities or obligations of the Parties; however, any resolution agreed to by the Parties through the JSC must be formally approved of in writing by each Party’s authorized signatory.

iv.
JSC Disagreements. Disagreements among the JSC will be resolved via good-faith discussions; provided, that in the event of a disagreement that cannot be resolved within [***] after the date on which the disagreement arose, the matter shall be referred to the Senior Officers. Such Senior Officers shall use good faith efforts to resolve promptly such matter within [***] after the matter has been referred to the Senior Officers. If the Senior Officers are unable to resolve the disagreement within [***], then the Parties agree to preserve the status quo, and any proposed changes to then-existing contractual requirements will require the written approval of each Party. “Senior Officers” means (a) with respect to Tempus, the Tempus CEO; and (b) with respect to Personalis, the Personalis CEO.
c.
Performance Standards. Each Party will perform its obligations under this Agreement in a professional, workmanlike manner in accordance with (i) generally accepted industry best practices using personnel appropriately skilled and trained in the art of the Services and, as necessary, holding all required credentials to perform the Services; and (ii) all applicable federal, state, and local laws.
d.
Tempus Warrants.
i.
First Warrant. In consideration of Tempus’ contributions as described herein, Personalis shall issue to Tempus within 10 days of the Effective Date, a warrant to purchase from Personalis up to four million six hundred nine thousand four hundred (4,609,400) shares of common stock, par value $0.0001 per share, of Personalis (the “Common Stock”), at an exercise price equal to one dollar and fifty cents ($1.50) per share (the “First Warrant”). The First Warrant shall be exercisable for cash solely at the option of Tempus on or before December 31, 2024. The First Warrant shall be substantially in the form attached hereto as Exhibit G.
ii.
Second Warrant. Separate and independent from the First Warrant, in consideration of Tempus’ contributions as described herein, Personalis shall issue to Tempus within 10 days of the Effective Date, a warrant to purchase from Personalis up to four million six hundred nine thousand four hundred (4,609,400) shares of Common Stock at an exercise price equal to two dollars and fifty cents ($2.50) per share (the “Second Warrant” and, together with the First Warrant, the “Warrants”). The Second Warrant shall be exercisable for cash solely at the option of Tempus on or before December 31, 2025. The Second Warrant shall be substantially in the form attached hereto as Exhibit G.
e.
Standstill Agreement.
i.
Generally. Tempus agrees that, (x) until the date that the Parties’ exclusivity obligations expire or terminate under Section 3 of Exhibit A hereto, whenever Tempus (together with its Affiliates) owns at least 9,218,800 shares of Common Stock (which number is subject to appropriate adjustment for any stock dividends, splits, recapitalizations, reclassifications, combinations or the like) and (y) from the Effective Date until the one year anniversary of the Effective Date, whenever the exclusivity obligations contemplated herein expire or terminate and Tempus (together with its Affiliates) owns at least 5 percent of the outstanding Common Stock of Personalis (each such period, the “Standstill Period”), without Personalis’ prior written consent, Tempus and its Affiliates shall not in any manner, directly or indirectly: (1) effect, seek, offer or propose (whether publicly or otherwise) to effect, participate in or facilitate or encourage any other person to effect, seek, offer or propose (whether publicly or otherwise) to effect or participate in, (a) any acquisition of, or obtaining any economic interest in, any securities (including through exercise of the First Warrant and/or the Second Warrant) or beneficial ownership thereof (directly or by means of any derivative securities), or rights or options to acquire, or obtain economic interest in, any securities or beneficial ownership thereof (directly or by means of any derivative securities), or any assets, indebtedness or businesses of Personalis (other than acquisitions or licenses of assets in the ordinary course of business), (b) any tender offer or exchange offer, merger or other business combination involving Personalis or any of its assets, (c) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Personalis, or (d) any “solicitation” of “proxies” (as such terms are used in the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 14a‑1 promulgated thereunder) or consents to vote any securities of Personalis, including soliciting consents or taking any other action with respect to the calling of a special meeting of Personalis’ stockholders; (2) form, join or in any way participate in a “group” (as defined under the 1934 Act) with respect to Personalis; (3) otherwise act, alone or in concert with others, to seek representation on or to control the board of directors or policies of Personalis or to obtain representation on the board of directors of Personalis; (4) disclose or direct any person to disclose, any intention, plan or arrangement inconsistent with the foregoing; (5) take any action that could reasonably be expected to result in a request by a court of competent jurisdiction or by a governmental body to disclose, or could cause or require either Party to disclose or make a public announcement regarding, any of the transactions contemplated by this Agreement or all or any part of the information contained in the Confidential Information or any matter of the types set forth in this paragraph; (6) advise, assist or knowingly encourage or direct any person to advise, assist or encourage any other persons in connection with any of the foregoing; or (7) request of Personalis or any of its Representatives, directly or indirectly, that Personalis amend or waive any provision of this paragraph (including this sentence); provided that, nothing in the foregoing shall restrict Tempus from (x) confidentially communicating to Personalis’ board of directors, chief executive officer or chief financial officer any non‑public proposals regarding potential transactions in such a manner as would not reasonably be expected to require public disclosure thereof under any law applicable to Personalis or its Representatives or to Tempus or its Representatives; provided that any such communication shall first be privately directed to Personalis’ chief executive officer and chief financial officer or (y) engaging in discussions with third party financing sources with respect to financing a transaction involving Personalis; provided that no Confidential Information of Personalis may be made available to such financing sources without Personalis’ prior written consent.
ii.
Suspension and Reinstatement of Standstill Agreement. Despite the foregoing, each of the restrictions contained in the immediately preceding paragraph shall lapse at such time as (x) Personalis (1) commences a process to evaluate entering into a definitive agreement with any third party with respect to a merger, sale of assets or securities (including a tender offer or exchange offer) or other business combination as a result of which such third party would succeed to or acquire all or substantially all of the voting securities or assets of Personalis (a “Change of Control Transaction”), (2) exchanges bona fide term sheets, engages in bona fide negotiations, or undertakes such other activities with such third parties where Personalis exchanges confidential information with such third parties, and (3) any one of such third parties with whom Personalis is so exchanging or engaging is not subject to a standstill agreement with limitations similar to those set forth in the preceding paragraph (for clarity, such limitations may be included in another agreement, such as a confidentiality or non-disclosure agreement); or (y) if a third party launches a tender offer, exchange offer, or any other publicly announced unsolicited offer with respect to a Change of Control Transaction; provided that in the event of either (x) or (y) such lapsed restrictions shall automatically be reinstated from and after such time, if any, that Personalis notifies Tempus (email being sufficient) or (if such process was publicly announced) publicly announces that such evaluation process to enter into a definitive agreement with such third party has been terminated, or such third party announces that it no longer intends to pursue or is otherwise withdrawing such tender offer or exchange offer with respect to a Change of Control Transaction, as applicable.
iii.
Notification Requirements. Without limiting the foregoing in this Section 1.e, in the event that during the Standstill Period Personalis intends to solicit proposals or indications of interest from third parties for a Change of Control Transaction and Personalis actually commences such solicitation, or Personalis exchanges bona fide term sheets, or engages in bona fide negotiations, or undertakes such other activities with such third parties for a Change of Control Transaction that involve the exchange of any confidential information, whether or not publicly announced, Personalis will notify Tempus thereof (email being sufficient) within seven (7) days of actually commencing such solicitation or Personalis exchanging such term sheets or engaging in such bona fide negotiations or exchanging such confidential information, including whether each such third party has entered into a standstill agreement as contemplated by subparagraph (ii) above; provided that in no event shall Personalis be required to notify Tempus on more than one occasion under this sentence.
iv.
Tempus Representations. Tempus acknowledges that, as of the time of the execution of this Agreement, neither it nor its Affiliates beneficially own, directly or indirectly, any debt or equity securities of Personalis or any rights or options to acquire any such securities (or beneficial ownership thereof).
f.
Voting of Shares. During the period commencing on the Effective Date and ending on the later of (x) the date that the Parties’ exclusivity obligations expire or terminate under Section 3 of Exhibit A hereto and (y) the one year anniversary of the Effective Date (the “Voting Agreement Duration”), in any vote or action by written consent of the stockholders of Personalis regarding Specified Voting Matters (as defined below), solely with respect to voting securities of Personalis obtained pursuant to the Warrants described in this Agreement (the “Voting Securities”), Tempus shall, and shall cause its Affiliates to, vote (in person, by proxy or by action by written consent, as applicable) with respect to all Voting Securities as to which it is entitled to vote in accordance with the recommendations of the majority of Personalis’ board of directors, if any. During the Voting Agreement Duration, Tempus shall be, and shall cause each of its controlled Affiliates to be, present in person or represented by proxy at all meetings of stockholders of Personalis to the extent necessary so that all Voting Securities as to which they are entitled to vote shall be counted as present for the purpose of determining the presence of a quorum at such meeting. Solely in the event of a failure by Tempus to act in accordance with Tempus’s obligations as to voting or executing a written consent pursuant to this Section 1.f, Tempus hereby irrevocably grants to and appoints Personalis’ chief executive officer, in his/her capacity as an officer of Personalis, Tempus’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Tempus, to represent, vote and otherwise act (by voting at any meeting of stockholders of Personalis, by written consent in lieu thereof or otherwise) with respect to the Voting Securities owned or held by Tempus during the Voting Agreement Duration, to the same extent and with the same effect as Tempus might or could do under applicable law, rules and regulations. The proxy granted pursuant to this Section 1.f is coupled with an interest and shall be irrevocable. Tempus will take such further action and will execute such other instruments as may be necessary to effectuate the intent of this proxy (including at the time that Tempus exercises the First Warrant and/or the Second Warrant).Tempus hereby revokes any and all previous proxies or powers of attorney granted with respect to any voting securities of Personalis that may have heretofore been appointed or granted with respect to the Specified Voting Matters referred to in this Section 1.f, and no subsequent proxy (whether revocable and irrevocable) or power of attorney with respect to the Specified Voting Matters shall be given by Tempus or its Affiliates. Similarly, Tempus agrees that it will not enter into any agreement, arrangement or understanding with respect to the voting of any Voting Securities and will not deposit any Voting Securities into a voting trust. Tempus agrees that any Voting Securities issued to Tempus during the Voting Agreement Duration shall contain an appropriate legend related to this Section 1.f. This proxy will survive until expiration of the Voting Agreement Duration, and shall not be subject to any other limitation of time (and for the avoidance of doubt this proxy shall remain effective beyond three years from the Effective Date to the extent the Voting Agreement Duration has not yet expired as of the three year anniversary of the Effective Date). This proxy shall not terminate by operation of law, bankruptcy, insolvency, dissolution, death or incapacity of Tempus and shall be binding on all heirs, successors and assigns of Tempus. The power of attorney granted herein is a durable power of attorney and shall survive the bankruptcy, insolvency, dissolution, death or incapacity of Tempus. Notwithstanding the foregoing, upon expiration of the Voting Agreement

Duration, this proxy shall terminate. For purposes of this Agreement, “Specified Voting Matters” means director nominations for any meeting of Personalis’ stockholders occurring on or before December 31, 2025, amendments to Personalis’ amended and restated certificate of incorporation to increase the number of authorized shares of Common Stock if and only if such amendments are intended to adjust Personalis’ equity plans, adjustments to Personalis’ equity plans, stock award repricings, executive compensation matters (including “say on pay” and “say on pay frequency” votes), and ratification of auditors.
g.
Restrictions on Transfer.
i.
During the period commencing on the Effective Date and ending on the last day of the Voting Agreement Duration (the “Restricted Period”), without providing Personalis with two (2) business days’ advance written notice, Tempus will not, and will cause its Affiliates not to, Transfer any shares of capital stock of Personalis or any other Personalis securities, including the Warrants and shares of Common Stock issued upon exercise thereof (collectively, the “Personalis Securities”), owned or held by Tempus (or an Affiliate) representing more than five percent (5%) of Personalis’ total shares of capital stock outstanding in any Transfer transaction.
ii.
For purposes of this Agreement, “Transfer” by any person means to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any securities beneficially owned by such person or of any interest (including any voting interest) in any securities beneficially owned by such person. For the avoidance of doubt, a transfer of control of the direct or indirect beneficial ownership of securities is a Transfer of such securities for purposes of this Agreement; provided that nothing herein shall be deemed to prohibit a change of control of Tempus.
2.
Compensation.
a.
Fees and Invoicing. Each Party agrees to pay the other Party the fees listed in each applicable Exhibit requiring such payments. All invoices and all payments will be in US Dollars. Invoices will contain sufficient detail for the paying Party to verify that the applicable Services were provided in accordance with this Agreement. A Party may withhold payment of the portion of any invoice that contains fees or expenses that the Party believes, in good faith, were not provided or incurred in accordance with this Agreement. Any payments due will be paid within [***] following the Party’s receipt of an undisputed invoice. The Parties will work together in good faith to promptly address any billing disputes. Any undisputed refunds due to a Party will be made within [***] after a request.

Invoices to Tempus should be directed to: ap@tempus.com

Invoices to Personalis should be directed to: ap@personalis.com

b.
Fair Market Value. Tempus and Personalis agree that the payments set forth in this Agreement are consistent with the fair market value of such commitments, rights, and Services in arms-length transactions and determined without reference to, or consideration of, in any manner, the volume or value of any services reimbursed by payors or other business generated between the Parties. In the event of a change in market economics that results in the agreed upon consideration being inconsistent with fair market value (as reasonably determined by either Party in good faith), the Parties will promptly and in good faith renegotiate the terms of this Agreement to ensure it is consistent with applicable law, and any non-performance during such renegotiation will be excused to the extent it is related to compliance concerns. If the Parties are unable to reach agreement within [***] of commencing negotiations, either Party may terminate this Agreement in accordance with Section 3.c.

c.
Tempus represents, warrants and covenants that neither it nor any of its Affiliates, agents or contractors will seek or accept payment for Personalis’ Services from any third party, including federal or state health care programs. Tempus represents, warrants and covenants that neither it, nor any of its Affiliates, agents or contractors, will bill or collect from any third party any fee for Specimen collection, preparation or processing in connection with Personalis’ Services.
3.
Term and Termination.
a.
Term. The term of this Agreement commences on the Effective Date and, unless earlier terminated in accordance with this Section 3, expires at the later of (i) five (5) years thereafter, or, (ii) at the conclusion of the final Tempus Exclusivity Period (as defined in Exhibit A) (the “Initial Term”). The Parties may mutually agree in writing to extend the Term for successive, one (1)-year terms (each a “Renewal Term” and collectively with the Initial Term, the “Term”).
b.
Termination.
i.
At any time after the one-year anniversary of the Effective Date, either Party may terminate this Agreement for convenience with eighteen (18) months’ prior written notice to the other Party.
ii.
Either Party may terminate this Agreement immediately upon written notice to the other Party if (a) a Party is charged with any crime or found civilly liable for violating any federal, state, or local laws or regulations; (b) a Party is the subject of a debarment proceeding under 21 U.S.C. § 335a; (c) a Party is excluded from participation in Medicare, Medicaid, or any other federal or state health care program; (d) a Party is subject to any proceeding, claim, or investigation that could result in such debarment or exclusion; or (e) the other Party (1) files a petition in bankruptcy under Title 11, United States Code, as amended (the “Bankruptcy Code”), or an involuntary petition in bankruptcy is filed under the Bankruptcy Code with respect to the other Party and such petition remains undismissed for [***], (2) makes an assignment for the benefit of its creditors, or consents to the appointment of a receiver or trustee for all or substantially all of the business assets or operation of the other Party, or (3) dissolves or ceases to do business (in each case, whether or not the applicable Party has provided notice of such event) (any of (1), (2) or (3) a “Bankruptcy Event”).
iii.
Either Party may terminate this Agreement upon [***] prior written notice to the other Party if (a) any material change to a Party’s professional or business licenses, permits, or certifications occurs and such change adversely affects such Party’s ability to perform its Services and obligations hereunder; or (b) a Party or its personnel performing Services under this Agreement have any actual personal or professional conflicts of interest that materially adversely affect such Party’s ability to provide the Services or perform its obligations in compliance with this Agreement (in each case, whether or not the applicable Party has provided notice of such event).
iv.
Following material breach by a Party, the other Party may terminate the Agreement by providing the breaching Party with written notice that describes the breach with reasonable specificity. If the breaching Party does not cure the breach within [***] of such notice, then this Agreement will terminate at the completion of such cure period.
v.
Either Party may terminate this Agreement with [***] written notice in accordance with Section 9(g) if the other Party effectuates an assignment of this Agreement that permits termination under Section 9(g).
c.
Regulatory Changes. If either Party (the “Noticing Party”) reasonably determines in good faith that a change in applicable law or regulation, or a change in how a current law or regulation is interpreted, or under the circumstances described in Section 2.b, makes any part of this Agreement illegal or unenforceable, then the Noticing Party will provide the other Party with a proposed amendment to this Agreement to address such change or, with respect to the fair market value of payments under the Agreement, a proposal for restoring payments under the Agreement to be fair market value. The Parties will negotiate such amendment in good faith. If the Parties are unable to reach agreement within [***] of the initial notice, then either Party may terminate this Agreement immediately with written notice to the other Party. No liability will accrue to either Party for failure to perform under this Agreement during the period between notice under this Subsection and any amendment to or termination of this Agreement.
d.
Effect of Termination; Survival. Upon any termination of this Agreement, to the extent feasible under the circumstances, the Parties will use commercially reasonable efforts to reach a mutually acceptable wind down plan for the purpose of avoiding adverse impacts to patient care. Sections 2 through 8 of the Agreement, Sections 2.b, 2.c, 3 and 4 of Exhibit A (for clarity, such survival of Exhibit A is limited to any payments or refunds due by either Party), Sections 3 and 4 of Exhibit D, and Exhibit F will survive termination or expiration of this Agreement.
4.
Confidentiality and Intellectual Property.
a.
Confidential Information. Any non-public information provided by a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, including specific terms and pricing, is the Disclosing Party’s “Confidential Information.” During the Term and the subsequent [***] period, the Receiving Party will maintain all Confidential Information in confidence and use it only as reasonably necessary to perform its obligations and exercise its rights under this Agreement. Confidential Information excludes information that (i) is publicly available through no fault of the Receiving Party or anyone to whom the Receiving Party made such information available; (ii) was lawfully obtained by the Receiving Party on a non-confidential basis from a third party; (iii) the Receiving Party can conclusively demonstrate was legally in its possession before the Disclosing Party provided it to the Receiving Party; or (iv) was independently developed by the Receiving Party or on its behalf without the use of any information provided to the Receiving Party by the Disclosing Party, as demonstrated by contemporaneous evidence. The Receiving Party will notify the Disclosing Party promptly upon learning of any non-permitted use or disclosure of the Disclosing Party’s Confidential Information and use reasonable efforts to mitigate the effect of such breach.
b.
Return of Confidential Information. Upon the expiration or termination of this Agreement, each Party will use commercially reasonable efforts to either return to the other Party or destroy all of the other Party’s Confidential Information in its possession, including any copies or derivatives of Confidential Information, except for one (1) copy of the Disclosing Party’s Confidential Information in the Receiving Party’s possession, which the Receiving Party may retain solely to monitor the Receiving Party’s surviving obligations of confidentiality and non-use. Notwithstanding the foregoing, neither Party will be obligated to return or destroy any Confidential Information stored in the ordinary course of business in its electronic backup or similar systems, or required by law to be retained, provided that any such retained Confidential Information will remain subject to the protections of this Agreement.
c.
Mandatory Disclosure of Confidential Information. If a Party is legally required to disclose Confidential Information (by valid court order or otherwise), it will promptly notify the other Party and allow the other Party to oppose the disclosure. If, failing the entry of a protective order or other relief, the Party is compelled to disclose Confidential Information, it will (i) only disclose that part of the Confidential Information specifically required to be disclosed; and (ii) use reasonable efforts to obtain an order or other assurance that the disclosed information will be treated confidentially, provided in each case that the Party required to disclose Confidential Information shall use reasonable efforts to notify the other Party before making such disclosure.

d.
Privacy. Tempus and Personalis agree to comply with all privacy and data security laws and regulations applicable to the activities and Services under this Agreement, including the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”). Tempus and Personalis acknowledge and agree that each is considered a “covered entity” (“Covered Entity”) within the definitions set forth under HIPAA and, as such, agree to comply with all provisions under HIPAA applicable to Covered Entities. The Parties will adhere to the information security obligations set forth on Exhibit F. Additionally, on a periodic basis no more than [***], upon the reasonable request of either Party, the other Party shall complete a privacy and/or security assessment questionnaire. The Party completing the questionnaire represents and warrants that all information it provides in such security assessment questionnaire(s) is and will be true and accurate. The Party completing the questionnaire shall not materially reduce or modify its information security safeguards provided by such Party in the security assessment questionnaire(s).
e.
Deliverables. For each Test performed by Personalis as part of the Services hereunder, Personalis will deliver (i) the Test report, (ii) the patient’s ctDNA results generated using the Personalis Assay, consisting of ctDNA Status (Detected/Not Detected) and, if the ctDNA status is Detected, the ctDNA Fraction (represented in Parts Per Million) (collectively, “ctDNA Data”), (iii) [***], and (iv) if applicable, a discrete data rendering of the Test report and ctDNA Data (e.g., HL7, JSON, or CSV) ((i) through (iv) collectively “Deliverables”). The Parties will [***] and may use and share such Deliverables as allowed under applicable law. For clarity, Personalis will solely own all other data and information generated in connection with the Services (including any work-in-progress) performed by Personalis including any and all intellectual property rights therein and may use and share such data and information for any purpose permitted under applicable law.
f.
Background Intellectual Property. Except to the extent expressly stated otherwise, this Agreement does not grant either Party a license to or any right in the other Party’s Background Intellectual Property. “Background Intellectual Property” means all data, technology, software, formulas, utility models, techniques, and other tangible and intangible items, and the associated intellectual property rights therein, including but not limited to patents, know-how, registered designs, copyrights, or trade secrets, which are controlled by a Party and (i) in existence as of the Effective Date, or (ii) are conceived, discovered, reduced to practice or writing, generated, or developed by such Party, or otherwise coming into the control of the Party, during the Term, excluding Deliverables. Each Party will be and remains, at all times, the sole owner of the respective Party’s Background Intellectual Property, including any replacements, improvements, updates, enhancements, derivative works, and other modifications to the same.
i.
Personalis and Tempus Assays. Personalis shall own any and all replacements, improvements, updates, enhancements, derivative works, and other modifications to Personalis’ NeXT Personal® Dx assay or such next generation assay that is part of this Agreement (collectively the “Personalis Assay”). Tempus shall own any and all replacements, improvements, updates, enhancements, derivative works, and other modifications to the Tempus xT and xE assays (each a “Tempus Assay”).
ii.
License to Background Intellectual Property. Tempus acknowledges that Personalis will use Personalis’ Background Intellectual Property to perform Services and generate Deliverables. Without limiting Tempus’ rights in the Deliverables, Tempus acknowledges that Personalis retains ownership of Personalis’ Background Intellectual Property. However, to the extent Personalis’ Background Intellectual Property is incorporated into any Deliverable in any manner, Personalis grants Tempus a non-exclusive, perpetual, irrevocable, unlimited, worldwide, sublicensable, and transferrable right to use such incorporated Background Intellectual Property solely for purposes of exercising its rights with respect to the applicable Deliverable (it being understood that nothing in this Section 4(f)(ii) shall convey, by implication, estoppel or otherwise, any right or license with respect to performing the Personalis Assay or any other assay covered by Personalis’ Background Intellectual Property).

g.
[***]
h.
Records. Each Party will maintain all materials, data, and documentation obtained or generated by such Party in the course of preparing for and providing their respective Services (“Records”) in accordance with and for the duration required by applicable law and certification requirements.
5.
Representations, Warranties, and Covenants.
a.
Authority and Responsibility. The Parties represent, warrant, and covenant that they (i) have full right and authority to enter into this Agreement under applicable law; (ii) will comply with applicable law in carrying out their respective Services and obligations under this Agreement; (iii) have and will maintain any required approvals, licenses, certifications, and permits applicable to the performance of their respective activities or Services under this Agreement; and (iv) are not under any contractual or other obligation or restriction that is inconsistent with such Party’s performance of its responsibilities or obligations under this Agreement and will not enter into an agreement that would conflict with such Party’s performance of its responsibilities or obligations under this Agreement. Each Party is fully responsible for all acts and omissions of the respective Party’s personnel in connection with this Agreement and their compliance with its terms.
b.
Exclusion and Debarment. Each Party represents and warrants that neither the Party nor any of its personnel performing activities or Services under this Agreement (i) have been the subject of a debarment proceeding under 21 U.S.C. § 335a; (ii) are excluded from participation in Medicare, Medicaid, or any other federal or state health care program; or (iii) are subject to any proceeding, claim, or investigation that could result in such debarment or exclusion. If any of the foregoing occur during the Term of this Agreement, the impacted Party will promptly notify the other Party and take such actions as are necessary to ensure compliance with the requirements of this Section 5.b.
c.
Compliance with Laws. In the performance of their respective duties and responsibilities pursuant to this Agreement, the Parties will comply with the requirements of all applicable laws, including, without limitation, those respecting the licensure and regulation of clinical laboratories and physician practice. Personalis will maintain its respective laboratory licenses in good standing at all times during the Term of this Agreement. In addition, the Parties have not taken and shall not take any action, directly or indirectly, in violation of any applicable fraud and abuse laws, including, without limitation, 18 U.S.C. § 287, 42 U.S.C. § 1320a-7b et. seq. (“Federal Anti-Kickback Statute”), 42 U.S.C. § 1395nn (“Stark Law”), and the applicable regulations and reimbursement guidance published by the U.S. Department of Health and Human Services and the Centers for Medicare and Medicaid Services (“CMS”) and state agencies responsible for administering the Medicaid program, as well as similar state laws that prohibit health care providers and facilities from paying or receiving remuneration in exchange for the referral of health care goods or services, restrict financial relationships between physicians and health care providers to whom they refer patients or specimens, and provide for sanctions against physicians and health care providers for engaging in acts or omissions that violate state licensure and health care laws and regulations.
d.
Anti-Corruption. Neither Party has received or been offered any illegal or improper payment, bribe, kickback, gift, or other item of value from an employee or agent of the other Party in connection with this Agreement. The Parties intend for their relationship and interactions under this Agreement to comply with the following: (i) the Federal Anti-Kickback Statute and the associated safe harbor regulations; (ii) the Stark Law; and (iii) any state-law corollaries to the Federal Anti-Kickback Statute and the Stark Law. Accordingly, no part of any remuneration provided under this Agreement or any other agreement between the Parties is a prohibited payment in exchange for recommending or arranging for the referral of business or the ordering of items or services, or otherwise intended to induce illegal referrals of business.
e.
Non-Discrimination. All services provided to Tempus will be provided in compliance with all applicable laws prohibiting discrimination on the basis of race, color, religion, sex, sexual orientation, gender identity, national origin, handicap, or veteran status.

f.
Provider Choice. The existence of this Agreement will not obligate Tempus or any provider to refer any specimens or testing services to Personalis, and Tempus (except to the extent expressly set forth in this Agreement) and all providers remain free at all times to refer any and all testing to the laboratory of their choice.
6.
Liability.
a.
Indemnification by Tempus. Tempus will defend, indemnify, and hold Personalis, its board, officers, employees, agents, successors, and assigns harmless from and against any costs, losses, damages, liabilities, expenses, demands and judgments, including court costs and reasonable attorney fees (collectively, “Losses”) that arise out of a third party claim (i) based on (1) Tempus’ breach of this Agreement or (2) the negligent acts or willful misconduct of Tempus or its employees or agents arising out of performance of this Agreement; (ii) based on Tempus’ violation of applicable law; or (iii) alleging that Tempus’ Background Intellectual Property or other intellectual property used by Tempus in providing Tempus’ Services hereunder or otherwise used, deployed, or licensed hereunder infringes any third-party rights. Tempus’ obligations under this Subsection are Personalis’ sole and exclusive remedy and Tempus’ sole obligation for any alleged infringement of intellectual property. Tempus does not have any obligations under this Subsection for claims of infringement or misappropriation to the extent based upon or arising out of: (A) any of Tempus’ Background Intellectual Property modified without Tempus’ approval; (B) the use of any of Tempus’ Background Intellectual Property in combination with materials not provided by Tempus (other than the use of Tempus’ trademarks used in combination with Personalis trademarks, as contemplated hereunder); or (C) the use of any of Tempus’ Background Intellectual Property other than as permitted under this Agreement.
b.
Indemnification by Personalis. Personalis will defend, indemnify, and hold Tempus and its board, officers, employees, agents, successors, and assigns harmless from and against any Losses that arise out of a third party claim (i) based on (1) Personalis’ breach of this Agreement or (2) the negligent acts or willful misconduct of Personalis or its employees or agents arising out of performance of this Agreement; (ii) based on Personalis’ violation of applicable law; or (iii) alleging that the Personalis’ Background Intellectual Property or other intellectual property used by Personalis in providing Personalis’ Services hereunder or any associated Deliverable or otherwise used, deployed, or licensed hereunder infringes any third-party rights (whether by direct, contributory, or other means, including as a result of Tempus’ provision of the Services contemplated herein). Except as otherwise set forth in this Agreement, Personalis’ obligations under this Subsection are Tempus’ sole and exclusive remedy and Personalis’ sole obligation for any alleged infringement of intellectual property. Personalis does not have any obligations under this Subsection for claims of infringement or misappropriation to the extent based upon or arising out of: (A) any of Personalis’ Background Intellectual Property modified without Personalis’ approval; (B) the use of any of Personalis’ Background Intellectual Property in combination with materials not provided by Personalis (other than the use of Personalis’ trademarks used in combination with Tempus trademarks, as contemplated hereunder); or (C) the use of any of Personalis’ Background Intellectual Property other than as permitted under this Agreement.
c.
Process. The indemnification obligations in this Section are subject to the indemnified Party: (i) giving prompt notice to the indemnifying Party of the claim for which indemnification is sought; (ii) reasonably cooperating in its defense; and (iii) granting the indemnifying Party control over its defense and settlement. Any delay in notice will only excuse the indemnifying Party’s obligations under this Section to the extent its defense of the claim is adversely affected. The indemnifying Party will not agree to any finding of fault, action, or forbearance by the indemnified Party without its advance written consent.
d.
Disclaimer. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE, OR OTHER INDIRECT DAMAGES SUFFERED BY THE OTHER OR ANY OTHER PERSON ARISING FROM OR RELATED TO THIS AGREEMENT OR ANY SERVICES OR ACTIVITIES

HEREUNDER, REGARDLESS OF WHETHER THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR THEY WERE OTHERWISE FORESEEABLE. EACH PARTY DISCLAIMS ALL WARRANTIES AND REPRESENTATIONS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. NEITHER PARTY WILL HAVE ANY LIABILITY FOR MEDICAL OR OTHER DECISIONS MADE BY THE OTHER PARTY, THE OTHER PARTY’S AFFILIATES, OR OTHER THIRD PARTIES, INCLUDING BUT NOT LIMITED TO ORDERING PROVIDERS, ON THE BASIS OF THE TEST RESULTS OR REPORTS OR OTHER DELIVERABLES PROVIDED BY PERSONALIS AND NEITHER PARTY WILL HAVE ANY LIABILITY TO THE OTHER PARTY OR THE OTHER PARTY’S AFFILIATES ARISING IN ANY WAY FROM THE OTHER PARTY’S USE OR EXPLOITATION OF ITS OWN BACKGROUND INTELLECTUAL PROPERTY. EACH PARTY’S TOTAL AND CUMULATIVE LIABILITY ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, WILL IN NO EVENT EXCEED [***]. THE LIMITATIONS SET FORTH IN THIS SECTION APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. HOWEVER, THE LIMITATIONS SET FORTH IN THIS SECTION DO NOT APPLY TO EITHER PARTY’S PAYMENT OR INDEMNIFICATION OBLIGATIONS, OR BREACH OF SECTION 4 UNDER THIS AGREEMENT OR BREACH OF INTELLECTUAL PROPERTY RIGHTS SET FORTH ELSEWHERE IN THE AGREEMENT INCLUDING IN ANY EXHIBIT, OR INTENTIONAL MISCONDUCT. MOREOVER, ANY CLAIM, LIABILITY, DAMAGE, BREACH, OR VIOLATION THAT IS DIRECTLY RELATED TO THE MARKET DEVELOPMENT FEES (AS DEFINED ON EXHIBIT A) SHALL NOT EXCEED [***].
e.
Insurance. During the Term, each Party will maintain the following insurance at its own expense: (i) commercial general liability insurance with limits not less than [***] per occurrence and [***] annual aggregate; (ii) professional liability/errors and omissions insurance with limits not less than [***]per occurrence and [***] annual aggregate; (iii) cyber liability insurance with limits not less than $5 million per occurrence and [***] annual aggregate; and (iv) workers’ compensation insurance at statutory limits (minimum [***]). The insurance required above may be maintained through umbrella and/or self-insurance.
7.
Notices.
a.
Required Notice.
i.
Each Party will promptly notify the other Party if: (1) any material change to the Party’s professional or business licenses, permits, or certifications occurs and such change adversely affects their ability to perform their Services and obligations hereunder; (2) the notifying Party or its laboratory director(s) is/are the subject of any action or proceeding that could reasonably lead to disciplinary action relating to licensure, permit, or certifications (e.g., related to the Party’s standing with a professional organization); (3) it receives an inquiry, action, or inspection by a regulatory authority relating to the Tempus Assay(s) or Personalis Assay, as applicable; (4) the notifying Party is charged with any crime or found civilly liable for violating any federal, state, or local laws or regulations; or (5) the notifying Party or its personnel performing Services under this Agreement have any actual personal or professional conflicts of interest that adversely affect the notifying Party’s ability to provide the Services or perform its obligations in compliance with this Agreement.
ii.
Personalis will immediately notify Tempus if (1) Personalis receives a going concern opinion from its independent auditor; (2) Personalis commences a voluntary case or other proceeding or files any petition seeking liquidation or other relief under any federal or state bankruptcy, insolvency, or other similar law; or (3) an involuntary proceeding is commenced or an involuntary petition is filed against Personalis seeking liquidation or other relief under any federal or state bankruptcy, insolvency, or other similar law.
b.
Notice Process. Any notices required in this Agreement will be in writing and delivered: (i) personally; (ii) by a nationally recognized overnight courier; or (iii) by U.S. certified mail, postage prepaid, return receipt requested. Notices will be sent to the address for each Party listed at the beginning of this Agreement. Notice to Tempus will be clearly identifiable as legal notices and will be addressed to the attention of the Tempus CEO, with a copy to Tempus’ General Counsel. Notices to Personalis will be clearly identifiable as legal notices and will be addressed to the attention of the Personalis CEO, with a copy to Personalis’ General Counsel. Either Party may change its notice address by notifying the other Party of its new address in accordance with this Subsection.
8.
Dispute Resolution.
a.
The Parties agree that all issues or disputes between the Parties arising out of or in connection with this Agreement (each a “Dispute”), including any issue or dispute regarding the interpretation, performance, enforcement, or termination of this Agreement, shall be resolved by the Parties in accordance with this Section 8.
b.
Intentionally omitted.
c.
Any Dispute shall be submitted for resolution by binding arbitration, which shall be conducted in the manner described in this Section 8.c:
i.
Conduct of the Arbitration. Any arbitration pursuant to this Section 8.c shall be administered by the American Arbitration Association (“AAA”) pursuant to the AAA’s Commercial Arbitration Rules for Large, Complex disputes then in effect, except as modified below. The arbitration shall be conducted by three (3) qualified arbitrators (such arbitrators to be at least reasonably experienced in resolving comparable commercial disputes in the life sciences sector, and be neutral and completely independent of both Parties and their respective Affiliates) selected as follows: each Party shall appoint one (1) arbitrator by written notice to the other Party and the two Party-appointed arbitrators shall select the third arbitrator to serve as the Chairperson of the arbitration panel within thirty (30) days of their appointment, with all such arbitrators subject to the foregoing qualification requirements; if the Party-appointed arbitrators are unable to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA in accordance with the procedures set forth in the applicable Rules.
ii.
Arbitration Proceedings. The Parties and the arbitrators shall use all reasonable efforts to complete any arbitration under this Section 8.c within six (6) months after the appointment of the arbitrators. It is the intent of the Parties that the arbitration be conducted in as expeditious and cost effective a manner as possible. In that regard, the Parties agree that discovery in any arbitration be limited as follows: (1) discovery shall be limited to the Parties or their respective Affiliates and, with respect to a Party’s Affiliates, discovery shall be limited to that which is reasonably necessary to establish such Party’s and its Affiliates’ compliance with this Agreement; and (2) allowable document requests and exchanges shall be limited to documents that are directly relevant to the issues in dispute. The arbitration proceedings and all pleadings, responses and evidence shall be in the English language.
iii.
Decision of the Arbitrator(s). The arbitrators shall issue a reasoned decision or award, limited to the issues presented in the arbitration, and provided that no damages may be awarded that are inconsistent with the terms and conditions of this Agreement. The Parties agree that the decision or award rendered by the arbitrators shall be the sole, exclusive and binding remedy regarding any Dispute presented to the arbitrators and that the arbitrators may award reasonable costs (including reasonable attorney’s fees) to the prevailing Party. Any decision or award of the arbitrators may be entered in any court of competent jurisdiction for judicial recognition of the decision and an order of enforcement. Except and to the extent one or both Parties have a legal obligation under applicable law to do so, neither the existence or proceedings of the arbitration nor the decision of the arbitrators shall be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless each Party otherwise agrees in writing; provided that either Party may make such disclosures as are permitted for Confidential Information of the other Party under Section 4.c above.
iv.
Arbitration on the Consideration of the Continuity License. Notwithstanding subsections (i) through (iii) above, if a Dispute has been submitted by either Party pursuant to Section 5.b of Exhibit A requesting determination of the consideration for a Continuity License, then the following arbitration procedures shall apply:

The arbitration shall be conducted by one (1) qualified arbitrator (such arbitrator to be at least reasonably experienced in resolving comparable commercial disputes in the life sciences licensing and IP valuation sector, and be neutral and completely independent of both Parties and their respective Affiliates). If the Parties are unable to agree upon such arbitrator within ten (10) business days after delivery of the arbitration notice, the Parties shall request the AAA to appoint the arbitrator. The Parties agree that the arbitration shall be a “baseball arbitration”—each Party shall submit to the arbitrator and exchange with each other in advance of the hearing a license fee proposal for the Continuity License and the arbitrator shall be limited to awarding only one of the two proposals submitted. Each Party shall submit its proposal within fifteen (15) business days after the arbitrator is appointed. The arbitrator shall make the arbitration decision within thirty (30) days after both Parties submit their respective proposals and shall be permitted to conduct whatever hearing, or request such additional information, that the arbitrator deems necessary during such thirty (30)-day period.

v.
Location; Costs. The arbitration proceeding shall be conducted in [***] or such other neutral location agreed to by the Parties. The Parties agree that they shall share the costs of arbitration according to the Commercial Arbitration Rules of the AAA, subject to a ruling of the arbitrator(s) on costs and reasonable attorneys’ fees, which shall be awarded to the prevailing Party.
9.
Miscellaneous.
a.
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its choice of law principles. The Parties consent to exclusive jurisdiction and venue of the federal and state courts in Delaware. The Parties will use good faith efforts to work together to resolve any disputes related to this Agreement, using mutually escalating discussions as needed.
b.
Force Majeure. Neither Party will be liable for any failure or delay of performance to the extent resulting from a cause outside of its reasonable control, such as natural disaster, strike, fire, pandemic, governmental action, terrorism, or war.
c.
Relationship of Parties. The Parties are independent contractors. This Agreement does not create any partnership, franchise, joint venture, agency, fiduciary, or employment relationship between the Parties.
d.
Entire Agreement; Amendments and Waivers. This Agreement, which includes all Exhibits, Attachments, and amendments, is the entire understanding between the Parties on its subject matter and supersedes all prior or contemporaneous discussions, representations, and agreements, oral or written, between the Parties. There are no third-party beneficiaries to this Agreement. If any provision in this Agreement is held to be invalid or unenforceable, the remainder of the Agreement will remain enforceable to the fullest extent permitted by law, so long as such change does not materially change the cost or benefit of the Agreement to a Party. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the Parties. The failure of any Party to enforce any term of this Agreement is not a waiver. The terms of any Exhibit will supersede the body of this Agreement to the extent necessary to address a direct conflict.
e.
Subcontracting. This Agreement requires that each Party or its employees perform all of such Party’s respective Services, except to the extent the other Party provides advance written consent to use of a subcontractor. Any subcontractor is subject to the terms of this Agreement that would otherwise apply to the subcontracting Party, and the subcontracting Party is responsible for the acts and omissions of its subcontractor to the same extent as it is responsible for its own acts and omissions.
f.
Binding Effect. This Agreement is binding upon, and will inure to the benefit of, the successors and permitted assigns of the Parties.
g.
Assignment. The assignment of this Agreement or any interest hereunder by either Party shall require written notice to and the written consent of the other Party; provided, however, that either Party may, without such consent, assign its rights and obligations under this Agreement to any Affiliate or to its successor in interest in connection with a merger, consolidation or sale of all or substantially all of its business assets and, in such event, such Affiliate or successor in assuming such assigning Party’s rights and obligations under this Agreement covenants not to treat the other Party materially less favorably under this Agreement than it does under any similar arrangements with any other similarly-situated third parties. As used in this Section, “assignment” shall include a change of control of a Party by merger, consolidation, transfer, or the sale of more than fifty percent (50%) of stock or other ownership interest. If a Party effectuates an assignment of this Agreement or any interest hereunder without complying with the terms of this Section, or, if the assignee is a Competitor of the non-assigning Party, the non-assigning Party may elect to terminate this Agreement upon thirty (30) days’ written notice, provided such termination notice is delivered within ten (10) business days after delivery of the required assignment notice. A “Competitor” means a third party engaged in the research, development, manufacture or sale of molecular diagnostic products or services, or licensing of de-identified molecular and/or clinical data, in the oncological field.
h.
Counterparts. This Agreement may be executed in any number of counterparts, each of which is deemed an original and all of which taken together constitute the Agreement.
i.
Use of Name and Marks. Except as otherwise set forth herein, neither Party may use the other Party’s name or marks for any purpose without the other Party’s advance written consent.
j.
Affiliate. “Affiliate” means a legal entity that controls, is controlled by or is under common control with the Party, where “control” means (i) direct or indirect ownership of more than percent (50%) of the stock or shares having the right to vote for the election of directors (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the applicable entity; or (ii) actual possession, directly or indirectly, of the power to direct the Party’s management or policies, whether by contract or otherwise.
k.
Electronic and Facsimile Signatures. Both Parties expressly stipulate that, to the extent permitted by law, any documents contemplated pursuant to this Agreement may be executed and become effective by affixing either an electronic or handwritten signature in the appropriate location and transmitting such document to the other Party using traditional, electronic, or facsimile methods of transmission. Any such electronic or facsimile transmitted signature will be deemed and carry the legal significance of an original signature.

[signature page follows]

This Agreement is effective as of the later date of signature below (the “Effective Date”).

Tempus Labs, Inc. Personalis, Inc.

By: /s/ Jim Rogers By: /s/ Chris Hall

Name: Jim Rogers Name: Chris Hall

Title: Treasurer and Chief Financial Officer Title: CEO and President

Date: 25-Nov-2023 Date: 25-Nov-2023

Exhibit A
Market Development Services

Background

In order to accelerate Personalis’ analytical and clinical validation, and reimbursement activities for the Personalis Assay, the Parties will engage in the market development Services set forth in this Exhibit.

Agreement

1.
Validation & Reimbursement Activities.
a.
Personalis will use commercially reasonable efforts to analytically validate the Personalis Assay, [***] for use in breast, lung, and immuno-oncology monitoring (each an “Indication”) pursuant to the Validation Timeline and Schedule set forth herein.
b.
[***]
c.
As part of the clinical and analytical validation of the Personalis Assay described herein, Personalis will use commercially reasonable efforts to generate all evidence needed to seek and obtain reimbursement from Third Party Payors for performance of the Personalis Assay for each Indication.
d.
[***]
e.
The “Validation Timeline and Schedule” shall be as follows: Personalis will use commercially reasonable efforts to [***] (the “Commercial Launch Deadline”), such that the Personalis Assay for use in each Indication is available for commercial distribution by Tempus on or before the Commercial Launch Deadline. [***]
f.
As required by New York State Public Health Law and associated regulations, Personalis will (i) hold a New York State clinical laboratory permit to perform laboratory procedures for Specimens obtained within New York State to be tested by Personalis under this Agreement and (ii) use commercially reasonable efforts to obtain the necessary New York State approval(s) for use of the Personalis Assay in an Indication to perform a Test on Specimens originating from New York State within [***] after (a) for the Lung Indication, the Lung Launch Date and (b) for each of the Breast and Immuno-Oncology Indications, the Commercial Launch Date for such Indication.
2.
Market Development Fees.
a.
For purposes of this Section, the “Commercial Launch Date” (i) shall mean [***] for the Lung Indication, and (ii) for each of the Breast and Immuno-Oncology Indications shall mean [***]. The date on which the Commercial Launch Date has been satisfied for all three Indications shall be the “Commercial Launch Completion Date.”
b.
In exchange for Personalis’ Services described in Section 1 to accelerate analytical and clinical validation of the Personalis Assay in each Indication, Tempus will pay Personalis a “Market Development Fee” as follows:
i.
$3,000,000 within [***] of the Effective Date (the “Activation Fee”)
ii.
$3,000,000 for the Commercial Launch Date of the Personalis Assay in the first Indication (Lung) (“Milestone Payment 1”) (for clarity, Milestone Payment 1 will be made within [***] of the Effective Date, as the Commercial Launch Date of the Lung Indication occurred prior to the Effective Date on [***]); and

iii.
$6,000,000 payable in six (6) equal consecutive quarterly installments (“Milestone Payment 2”) commencing on [***].

Milestone Payment 1 and Milestone Payment 2 may each be referred to as a “Milestone Payment.”

c.
Notwithstanding the foregoing, Tempus may elect to withhold any of the Milestone Payment 2 installment(s) coming due after a failure by Personalis to satisfy the Commercial Launch Deadline for any Indication through no fault of Tempus; in such event, all such withheld Milestone Payment 2 installments shall come due upon Personalis’ subsequent achievement of the Commercial Launch Completion Date. In the event Personalis has not achieved the Commercial Launch Completion Date by [***] through no fault of Tempus, then Tempus may elect to convert the Agreement to be non-exclusive in all Indications or terminate the Agreement in its entirety. If Tempus so elects to terminate the Agreement or convert to the Agreement to be non-exclusive for all Indications, Personalis will refund any Market Development Fees received from Tempus as of the effective date of termination or the date on which the Agreement converts to be non-exclusive (as applicable), less the Activation Fee and also less the Repayment Reduction Amount (as defined below) and Tempus will have no obligation to make any further Milestone Payment 2 installment payments.
d.
Personalis shall [***] to perform the Tests (as defined in Exhibit B) ordered under this Agreement, including both the baseline and follow-up Test, for at least the following number of patients under this Agreement:
i.
[***] new patients in the [***] period following the Lung Launch Date;
ii.
[***] new patients in the [***] period following the Lung Launch Date; and
iii.
[***] new patients in the [***] period following Lung Launch Date.

References to “new patients” in this Exhibit and Exhibit C refer to the first Test for which the Personalis Assay is performed (i.e., the baseline Test for a new patient). [***]

3.
Exclusivity.
a.
Except as otherwise set forth herein, in exchange for the Market Development Fee, and subject to Tempus’ compliance with the terms hereof, beginning on the Effective Date and ending three (3) years from (i) for the Lung Indication, the date on which the first Test is ordered under this Agreement, or three (3) months after the Effective Date, whichever is earlier (the “Lung Launch Date”, and (ii) for each of the Breast and Immuno-Oncology Indications, the Commercial Launch Date for such Indication (for each Indication, the “Tempus Exclusivity Period”), Personalis will not allow any third party (other than an acquiror of Personalis in accordance with Section 9.g, or such acquiror’s Affiliates) to market the Personalis Assay for use in such Indication. Except as otherwise permitted under the Agreement, and subject to Personalis’ compliance with the terms hereof and the provisions of Exhibit B, starting on Effective Date and ending upon expiration of the Tempus Exclusivity Period for an Indication, Tempus will not market or sell another tumor-informed MRD assay indicated for use in such Indication (whether its own or that of a third party). Notwithstanding the foregoing, if Personalis fails to meet the Commercial Launch Deadline for any one of the three Indications contemplated by this Agreement, then Tempus may elect to convert the Agreement to be non-exclusive in all Indications. In addition, all exclusivity obligations set forth in this Section 3 shall terminate in their entirety on December 31, 2027 to the extent such periods have not expired before that date.
b.
For avoidance of doubt, Tempus will not market or sell another tumor-informed MRD assay indicated for clinical use in an Indication before commencement of the Tempus Exclusivity Period for the applicable Indication; however, the foregoing will not restrict Tempus’ ability to market or sell a tumor naïve MRD assay in good faith, or from using its solid tumor clinical assays to augment or enhance the results generated by its tumor-naïve MRD assay (for clarity, such tumor-naïve assay shall not be customized based on the results of any solid tumor assay for an individual patient), or Tempus’ ability to market or sell to life sciences companies a tumor-informed MRD assay (other than any Personalis Assay) solely for non-clinical, research use only purposes, in each case without the use of any of Personalis’ Background Intellectual Property.
c.
After [***] of the applicable Tempus Exclusivity Period for an Indication, Personalis may, by written notice, elect to contract with a third party to market the Personalis Assay for use in the applicable Indication; provided, however, Personalis shall (i) refund to Tempus any and all Market Development Fees paid, less the Activation Fee and also less the Repayment Reduction Amount (defined below), measured as of such date (for clarity, such refund shall only be due once, regardless of the number of Indications for which Personalis so elects (whether contemporaneously or subsequently) to convert the Agreement to be non-exclusive), and (ii) notwithstanding anything to the contrary, continue to [***] perform Tests distributed, referred, and ordered under this Agreement in accordance with Section 2.d above.
d.
Notwithstanding the foregoing, if a Tempus Trigger Event (as defined on Exhibit C) occurs, then Personalis will be permitted to convert the Agreement to be non-exclusive for the commercialization of the Personalis Assay solely with respect to the applicable Indication for which a Tempus Trigger Event has occurred without incurring any repayment obligation.
e.
To the extent (i) Personalis fails to achieve the Commercial Launch Deadline for any of the three targeted Indications according to the Validation Timeline and Schedule set forth herein through no fault of Tempus, or (ii) Tempus is unable to offer the Personalis Assay for use with one or more Indications according to the Validation Timeline and Schedule through no fault of Tempus (e.g., because of timeline delays caused by Personalis, an injunction due to alleged or actual intellectual property infringement, or a FDA warning letter) (each of (i) and (ii) a “Personalis Validation Event”), then (x) Tempus may elect to convert the Agreement to be non-exclusive in all Indications, and (y) Personalis will refund any Market Development Fees received from Tempus as of the date of the Personalis Validation Event less the Activation Fee and also less the Repayment Reduction Amount (as defined below).
4.
Cessation or Refund of Market Development Fees.
a.
If Personalis is obligated to refund to Tempus any Market Development Fees pursuant to Section 2.c or 3 above, such refund will be calculated as follows:
i.
The Activation Fee shall not be subject to repayment even if Personalis converts an Indication to a non-exclusive arrangement under Section 3 above.
ii.
Each individual Milestone Payment will be subject to its own amortization schedule to calculate the cumulative Repayment Reduction Amount based on the methodology set forth in this Section.
iii.
Beginning on the [***] (the “Due Date”) (for clarity, with respect to the Milestone 1 Payment, the Due Date shall be the Effective Date), and continuing for the [***] following such date, the balance for such Milestone Payment will be reduced at the end of [***] based on the schedule listed below (each a “Repayment Reduction Amount”):

Calculation Date	Repayment Reduction Amount
[***]	[***]% of the Milestone Payment
[***]	[***]% of the Milestone Payment
[***]	[***]% of the Milestone Payment

Notwithstanding the foregoing, to extent the number of new patients in any given quarter exceeds Personalis’ applicable [***] divided by four (the “Excess Quarterly Capacity”), then the applicable Repayment Reduction Amount for such quarter will be increased according the following formula:

[***]

b.
If Personalis terminates the Agreement for convenience, or converts the Agreement to be non-exclusive, before expiration of any Tempus Exclusivity Period, and provided no Tempus Trigger Event has occurred, then Personalis will refund the Market Development Fees paid by Tempus less the Activation Fee and also less any accrued Repayment Reduction Amounts. For example, if Personalis elects to convert the Agreement into a non-exclusive arrangement on [***] after Commercial Launch of the first Indication (Lung) (but before Commercial Launch in any other Indication) and Tempus has paid to Personalis the Activation Fee and there has been no Excess Quarterly Capacity, and if the Milestone Payment 1 Due Date was [***], and two Milestone Payment 2 installments were paid on [***] and [***] respectively (with Tempus having elected to withhold any subsequent Milestone Payment 2 installments coming due in accordance with Section 2.c above), then Personalis would be required to repay Tempus ***] ([***] in Market Development Fees paid less the Activation Fee and also less ***] for the Repayment Reduction Amount).

5.
Continuity License Provision.
a.
Personalis hereby grants Tempus a non-exclusive, non-sublicensable (except to Affiliates), limited license under the Background Intellectual Property of Personalis that Personalis uses to perform the applicable Services solely as necessary for Tempus to perform such Services itself under this Agreement (the “Continuity License”), provided that the Continuity License shall terminate automatically upon the earliest of (A) Tempus’ material breach of the Agreement during the Initial Term or (B) eighteen (18) months after the termination or expiration of all Tempus Exclusivity Periods or (C) Tempus’ termination of the Agreement, and provided further that Tempus may exercise such license only if (1) the Continuity License Trigger is not otherwise attributable to any impermissible action or impermissible inaction of Tempus or any of its Affiliates, agents or contractors and (2) Tempus provides written notice of its election to exercise such license promptly after the occurrence of the following event (the “Continuity License Trigger”) and the requirements of Section 5.b below have been satisfied:
i.
The occurrence of an event that prevents Personalis from providing Tests under the Agreement [***] (and which requires Tempus to assume that responsibility).
b.
If a Continuity License Trigger occurs, then before the Continuity License may be exercised, the Parties shall promptly negotiate in good faith and agree on commercially reasonable consideration to be paid by Tempus to Personalis for the exercise of the Continuity License (the “License Fee”), which consideration shall take into account the value of the Continuity License and the facts and circumstances giving rise to the Continuity License Trigger. The total License Fee shall be reduced by the amount equal to (i) the Market Development Fees paid to Personalis less (ii) the Activation Fee and the Repayment Reduction Amounts accrued as of the date of the Continuity License Trigger. Either Party has the right to commence arbitration in accordance with Section 8.c.iv of the Agreement within [***] following the occurrence of a Continuity License Trigger for the sole purpose of determining the License Fee for the Continuity License.
c.
Promptly after Tempus begins exercising the Continuity License, the JSC shall establish a process for Personalis itself to resume performance of such Services in accordance with the terms of this Agreement as soon as practical and to the extent possible given the nature of the event constituting the Continuity License Trigger.

d.
Tempus covenants that it will not exercise the Continuity License, unless and until a Continuity License Trigger occurs, and Tempus provides timely written notice of its election to exercise the Continuity License and the requirements of Section 5.b above have been satisfied. Further, Tempus covenants that if a Continuity License Trigger occurs, it then shall exercise the Continuity License only in good faith and solely with respect to the applicable Personalis Services to which the Continuity License Trigger relates, and, only during the period after the Continuity License Trigger prior to the termination of the Continuity License pursuant to Section 5(a) or Personalis’ resumption of performance of such Services pursuant to the JSC-approved process.
e.
All rights and licenses granted under or pursuant to this Agreement by either Party are and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the Bankruptcy Code. Upon the occurrence of a Continuity License Trigger and Tempus’ timely written notice of its exercise of the Continuity License, and after the requirements of Section 5.b above have been satisfied, Tempus shall be entitled to a complete duplicate of (or reasonable access to, as appropriate) the applicable Background Intellectual Property of Personalis and any needed embodiments of such Background Intellectual Property, solely as necessary for Tempus to exercise the Continuity License hereunder, and such Background Intellectual Property and embodiments (or reasonable access thereto), if not already in Tempus’ possession, shall be promptly delivered to Tempus.
6.
[***]

Exhibit B
Reference Laboratory Services

Background

The Parties wish to make the Personalis Assay widely available to Ordering Providers (defined below) in the United States for use in the Indications.

Agreement

1.
Reference Laboratory Services.
a.
General.
i.
Purpose. The Parties will make the Personalis Assay available for use in the Indications to Ordering Providers in the United States. Ordering Providers will be able to order both the Tempus Assay(s) and a corresponding Personalis Assay(s). Tempus does not commit to providing Personalis with a specific volume of Test (defined below) orders.
ii.
Testing Services. Personalis agrees to perform the Personalis Assay for use in one or more of the Indications (each such performance under this Exhibit, a “Test”) as reasonable and medically necessary upon receipt of necessary Specimen(s) and a valid requisition form by an ordering provider authorized by applicable law to order such testing (“Ordering Provider”).
iii.
Representations, Warranties, and Covenants. Personalis represents, warrants, and covenants that:
(a)
The Tests will be performed in facilities that are accredited by the College of American Pathologists (“CAP”) and compliant with the licensing and certification requirements of the United States Clinical Laboratory Improvement Amendments (“CLIA”) of 1988.
(b)
The Personalis Assay will be analytically validated in accordance with all applicable laws before Personalis performs any Tests.
(c)
Upon Personalis having obtained the necessary approval(s) from the New York State Department of Health, the Personalis Assay will be eligible for use in the Indications to perform a Test on Specimens (defined below) originating from New York State in accordance with New York State laws and regulations.
(d)
Personalis maintains appropriate processes for notifying Tempus of Test progress as set forth herein and for reporting Deliverables to Tempus.
(e)
All Tests performed by Personalis under this Exhibit will be performed at Personalis’ facilities in Fremont, California unless otherwise agreed by the JSC.
(f)
For each Personalis lab director at the location(s) at which Tests are performed, no adverse action has been taken against such lab director’s license. If any such lab director(s) become subject to an adverse action, Personalis will promptly notify Tempus.
(g)
Personalis represents that it has sufficient staff and equipment to perform the Tests consistent with Personalis’ [***] set forth in Section 2.d of Exhibit A.

(h)
Personalis represents and covenants that all staff who will assist in the performance of the Services are duly licensed and expressly trained and qualified to perform the Services and, as applicable, to render interpretive reports, as required under this Agreement and will remain so licensed and qualified for the duration of the Term. Personalis agrees that all staff who hold or require a board certification or other third-party accreditation shall remain so certified or accredited for the duration of the Term. Personalis agrees to use commercially reasonable efforts to replace any staff member promptly who becomes unlicensed, unaccredited, or unqualified during the Term, and prohibit such staff member from any involvement in the Services. Upon request, Personalis agrees to provide the qualifications and credentialing information for any staff member assisting in the performance of the Services in a form reasonably satisfactory to Tempus.
(i)
Personalis will maintain validated performance criteria for the Personalis Assay and the Deliverables will adhere to such validated criteria and any applicable performance criteria published by Personalis. Personalis will provide copies of its CAP performance testing results and other quality materials as reasonably requested by Tempus.
iv.
HIPAA. With respect to the Services under this Exhibit, each Party is currently a Covered Entity under HIPAA, and is otherwise required to comply with the applicable security and privacy requirements of HIPAA.
b.
Order Requisition Form. Prior to the Lung Launch Date, Tempus will modify the Tempus requisition form to enable Ordering Providers to order the Test for use in one or more Indications. Tempus will treat Personalis not materially less favorably than any other similarly-situated third party laboratory, including with regard to the placement of any Tests on such requisition forms.
c.
Order Requisition & Result Delivery Services. For each Test order placed by an Ordering Provider, Tempus will provide logistical and administrative support for Specimen collection kit distribution, Test ordering, Specimen procurement and delivery processes (“Order Requisition Services”). Following Personalis’ performance of a Test, Tempus will also provide results delivery services from Test completion to report delivery to the Ordering Provider (“Results Delivery Services”) as set forth in this Section:
i.
Supplies. Tempus will coordinate for distribution to Ordering Providers certain items, devices, or supplies (“Supplies”) that are necessary to collect, transport, process, or store the specimens (“Specimen(s)”) for Personalis to perform a Test. Personalis’ current specimen requirements are attached hereto as Attachment 1 (“Specimen Requirements”). If Personalis intends to change its Specimen Requirements, Personalis will provide Tempus with [***] written notice prior to implementing any changes and the Parties will amend Attachment 1. Tempus’ services with respect to Supplies specifically will include:
(a)
Procuring Supplies needed to collect and transport Specimens;
(b)
Coordinating with one or more third-party fulfillment vendors for Specimen collection kit delivery to Ordering Providers and associated pathology laboratories;
(c)
Managing and monitoring inventory; and
(d)
Assessment of Specimen collection kits for compliance with Personalis’ specifications.

ii.
Test Requisition. Tempus will (a) modify, in its sole discretion, the Tempus requisition form to enable ordering of the Personalis Assay by Ordering Providers, and (b) use commercially reasonable efforts (and not materially less favorable to Personalis than any other similarly-situated third party laboratory) to propose that healthcare institutions that use data integrations to place orders directly via electronic health records change their ordering schema to permit the inclusion of the Personalis Assay (provided, however, that the Parties acknowledge that the healthcare providers are solely responsible for deciding whether to make any such changes and on what timeline). If Tempus intends to change its requisition form with regard to how the Personalis Assay is described, Tempus will provide Personalis with written notice prior to implementing any changes. Ordering Providers will submit a Tempus requisition form to order a Test. If Personalis determines that it has received insufficient information for a particular Test order, Personalis will immediately notify Tempus, but in no event later than [***] after making such determination, and Tempus will use good faith efforts to provide such information to the extent in Tempus’ possession. Tempus’ services with respect to requisition forms specifically will include:
(a)
Review of test requisition forms for appropriate completion;
(b)
Troubleshooting test requisition form or order issues with Ordering Providers and/or their care team; and
(c)
Overseeing and tracking Specimen delivery, including through a laboratory inventory management system.
iii.
Consents. Tempus will require an attestation from the Ordering Provider or ordering institution that the appropriate consents and authorizations have been obtained from the patient for Personalis to use the Specimen and conduct the Test, and for the Parties to perform their respective obligations and exercise their respective rights under this Agreement, as required by applicable law. Tempus will provide a copy of the attestation to Personalis upon request.
iv.
Specimens. Tempus will coordinate the logistics of Specimen collection and transfer to Personalis, including providing Ordering Providers with a shipping label for submission of Specimens. Personalis will use Specimens under its direction to perform the Test and will not otherwise use the Specimens. Specimens are not provided for any further use.
(a)
Rejected Specimens. If Personalis determines that a Specimen does not meet its Specimen Requirements and/or that the Specimen is inadequate to perform the requested Test, Personalis will immediately notify Tempus, but in no event later than [***] after making such determination. Tempus will be responsible for communicating with the Ordering Provider regarding the Specimens and promptly advising Personalis whether the rejected Specimen should be returned to Tempus or the Ordering Provider or destroyed or discarded.
(b)
Specimen without a Requisition Form. In the event Specimens are received by Personalis prior to Personalis receiving a Test order or the applicable requisition form information related to such Specimen, Personalis will immediately notify Tempus, but in no event later than [***] after identifying that Personalis lacks an applicable Test order or requisition form information, and provide an inventory of such Specimens. Tempus will be responsible for coordinating with the Ordering Provider. Personalis will retain the Specimen(s) for no less than [***] after notifying Tempus; provided, however, if Personalis does not receive Test order or requisition form information within such [***] period, Personalis will request direction from Tempus regarding handling of the Specimen (e.g., retain, destroy, or return the Specimen).

(c)
General Services. Tempus’ services with respect to Specimens specifically will include:
(1)
Troubleshooting with Ordering Providers, their pathology laboratory, and/or care team any issues with Specimens; and
(2)
Coordinating with the Ordering Provider, their care team and/or their pathology laboratory concerning Specimens.
v.
Result Delivery. Upon completion of the Test, Personalis will deliver Test results and written report to Tempus via the methodology set forth in the technical integration plan. Tempus will be responsible for delivering the Test results and report to the Ordering Provider. Personalis may disclose Test results to the patient, and nothing in this Agreement shall restrict Personalis from providing a copy of the Test results to the patient or their treating healthcare provider, as permitted by applicable law.
d.
Technical Integration. The Parties acknowledge that certain aspects of the Services described in this Exhibit will initially be manually performed; however, the Parties desire to establish a technical integration for Test report and result delivery. As set forth in Section 1(b)(iii) of the Agreement, the Parties will reach an agreement on a operational plan that addresses the technical issues needed to provide the Services outlined in this Exhibit, including transfer of Test order information to Personalis, transfer of order status information to Tempus (including Specimen received, Specimen rejected and reason for rejection, quantity or quality not sufficient of testing (e.g., QNS) and reason for insufficiency, testing in progress, report signed out, missing requisition form items/information, test on hold for clinical review, patient consent, or other related reasons, order is on hold, or order is cancelled), and electronic delivery of Test results and Deliverables to Tempus. Each Party agrees to be responsible for its own costs and expenses associated with activities under the agreed upon integration activities. The Parties will work to in good faith to establish the agreed upon integration within [***] after the Effective Date.
e.
Test Reports & Genomic Data.
i.
Test Report Issuance. For each Test performed, Personalis will be responsible for signing out and issuing a clinical Test report PDF in a format mutually agreed upon by the Parties.
ii.
Reports & Genomic Data. For each Test, Personalis will transmit to Tempus, via a mutually agreed upon method and in accordance with applicable laws and regulations, the Deliverables. Each of the foregoing must include (1) applicable unique patient identifiers; (2) Personalis identifier; and (3) Tempus order identifier.
iii.
Turnaround Time. For the [***] after the Lung Launch Date, for [***] of Specimens accepted and processed by Personalis under this Agreement, to the extent the volume remains consistent with Personalis’ [***] set forth in Section 2.d of Exhibit A, Test reports and ctDNA Data will be delivered within [***] from receipt of Specimens for the baseline Test (the “Start-Up Baseline TAT”) and within [***] from receipt of Specimen for all follow-up Tests (the “Start-Up Follow-up TAT”), in each case for successfully completed (i.e., non-QNS) Tests. Beginning on the [***] after the Lung Launch Date, [***] of Specimens accepted and processed by Personalis under this Agreement, to the extent the volume remains consistent with Personalis’ [***] set forth in Section 2.d of Exhibit A, Test reports and ctDNA Data will be delivered within [***] from receipt of Specimens for the baseline Test (the “Standard Baseline TAT”) and within [***] from receipt of Specimen for all follow-up Tests (the “Standard Follow-up TAT”), in each case for successfully completed (i.e., non-QNS) Tests. All other Deliverables will be delivered real time as they become available. Start-Up Baseline TAT and Standard Baseline TAT may each be referred to as a “Baseline TAT.” Start-Up Follow-up TAT and Standard Follow-up TAT may each be referred to as the “Follow-up TAT.”

f.
Residual Material. In accordance with applicable law (including New York state requirements), when an ordering provider makes a specific request of Tempus, or when an existing contractual requirement between Tempus and an ordering institution so requires, Personalis will, after completion of the Test and any required holding period, return or destroy any unused or remaining tumor block Specimen (excluding slides and also excluding any extracted material as a result of preparing the Specimen for or running the Test) (such unused or remaining tumor block Specimen is referred to as “Residual Material”); Residual Materials that Personalis is directed to return may, at Personalis’ discretion, be returned in monthly batches to Tempus, at Personalis’ expense. Personalis shall be solely responsible for ensuring that it retains, returns or destroys any unused or remaining Specimen in compliance with applicable law. Any Residual Material that Personalis is not directed to return or destroy may be retained by Personalis and used in accordance with applicable law. Tempus will identify such accounts through the JSC.
2.
Support Services.
a.
Test Notifications. Personalis will promptly notify Tempus (in no event later than [***] after occurrence) of the following: Specimen received, Specimen rejected and reason for rejection, quantity or quality of Specimen is not sufficient for testing (e.g., QNS) and the reason for the insufficiency, testing in progress, report signed out, missing requisition form information, test on hold for clinical review, patient consent, or other related reason, order on hold, and order canceled.
b.
Medical Affairs Support. If there is a need for medical support related to the Test results, Tempus will be responsible for providing first-line support, and Personalis will provide contact information for a member of its medical affairs team within [***] of Tempus’ request and that individual will consult with the Ordering Provider and a member of Tempus’ medical affairs team to resolve any outstanding issues. Tempus will ensure that the members of its medical affairs team allocated to provide medical support related to the Test results are properly trained with respect to the Personalis Assay, including with respect to any training required by Personalis of its own medical affairs team members regarding the Personalis Assay.
c.
Customer Support. Tempus may periodically receive inquiries from Ordering Providers, patients, or others related to Personalis, a Test, or its Services. Personalis will provide daily operational support during normal business hours, with a response time for acknowledgement of the inquiry with either a resolution or a timeline for resolution within [***] of Personalis’ receipt of Tempus’ inquiry. Personalis will also maintain a direct email and phone number for Tempus outreaches.
d.
Test Order Communications. All communications regarding a Test order must include (i) applicable unique patient identifiers; (ii) Personalis identifier; and (iii) Tempus order identifier.
3.
Reimbursement of Tests.
a.
Personalis will bill or seek reimbursement for Tests performed under this Exhibit from any private insurers, federal or state health care payment programs (including Medicare and Medicaid), or other third-party payors (collectively “Third Party Payors”), and, as applicable, patients. Personalis will be solely responsible for billing and collecting payment from all Third Party Payors and patients and will comply with all applicable laws, rules, and regulations, as well as Third Party Payor requirements, rules, policies, and guidelines, pertaining to the billing and collecting for Tests performed. Personalis will be responsible for making any required disclosures on billing claims forms.
b.
Tempus will provide Personalis with information reasonably requested to support Personalis’ billing of Third Party Payors and patients with respect to the Tests performed hereunder.
c.
Personalis represents, warrants, and covenants that the Personalis Assay for use with each Indication is or will be listed on the clinical lab fee schedule or otherwise is a type of test that permits billing to government health programs and other Third Party Payors, including Medicare, in accordance with applicable Third Party Payor requirements, including Chapter 16 of the Medicare Claims Processing Manual. Personalis will perform the Tests and associated Services under this Agreement in accordance with applicable Third Party Payor requirements.
4.
Compensation for Tempus Services. Personalis will compensate Tempus for the fair market value of the Services that Tempus provides under this Exhibit as follows:

Services	Fees
Order Requisition Services	[***] / completed requisition
Results Delivery Services	[***] / result delivery

5.
Personalis Trigger Event.
a.
Turnaround Time. If more than [***] of successful Tests exceed the Baseline TAT or the Follow-up TAT (each measured as a separate and distinct category, and excluding delays caused by a third party supplier that are wholly outside of Personalis’ control (“Excusable Delays”)) during any [***] rolling period, then (i) Personalis will remedy the TAT delays on a go-forward basis within [***] and (ii) Tempus may withhold all subsequent Milestone Payment 2 installment(s) coming due until such TAT delays are remedied. If more than ***] of successful Tests exceed the Baseline TAT or the Follow-up TAT (each measured as a separate and distinct category, and excluding any Excusable Delays) during any [***] rolling period, then Tempus may (a) elect, in its sole discretion, to immediately convert all exclusivity provisions to non-exclusive, and (b) withhold all subsequent Milestone Payment 2 installment(s) coming due until such TAT delays are remedied. If such TAT delays remain unremedied for any [***] rolling period, then Tempus may terminate the Agreement in its entirety.
b.
QNS Rates. For the first [***] after the Lung Launch Date, QNS rates for tissue Specimens that satisfy Specimen Requirements will be no more than [***] for baseline Tests, and QNS rates for blood Specimens that satisfy Specimen Requirements will be no more than [***]. Beginning in the third quarter after the Lung Launch Date, QNS rates for tissue Speciments that satisfy Specimen requirements will be no more than [***] for baseline Tests, provided that the JSC shall review the QNS rates and may adjust such rates higher or lower as necessary based on actual QNS failures, market demands, and other factors determined by the JSC. If QNS rates do not meet the criteria set forth in this paragraph or determined by the JSC, as applicable, during any [***] rolling period, then (i) Personalis will remedy the QNS rates on a go-forward basis within [***] and (ii) Tempus may withhold all Milestone Payment 2 installment(s) coming due until such QNS rates are remedied. If QNS rates do not meet the criteria set forth in this paragraph during any [***] rolling period, then Tempus may (x) elect, in its sole discretion, to immediately convert all exclusivity provisions to non-exclusive, and (y) withhold all Milestone Payment 2 installment(s) until such QNS rates are remedied. If QNS rates remain unremedied for any [***] rolling period, then Tempus may terminate the Agreement in its entirety.

Exhibit C
Promotional & Commercialization Activities

Background

The Parties desire to collaborate to make the Personalis Assay more widely available to ordering clinicians for use in the Indications to improve patient outcomes.

Agreement

1.
Co-Promotional Activities.

a.
During the Term, Tempus and Personalis will use commercially reasonable efforts to market and promote the Personalis’ reference laboratory Services in accordance with applicable law. In furtherance of the co-promotional activities, the Parties will collaborate and mutually agree upon a market strategy and sales force training related to the Personalis Assay under this Agreement.
b.
Co-promotion of the reference laboratory Services may include press releases regarding the results of studies utilizing the Personalis Assay for use in one or more Indications. Tempus’ marketing and promotional activities will include, but are not limited to, modifying the Tempus requisition form to enable Ordering Providers to order the Personalis Assay for use in one or more Indications. Tempus will market and promote the Services to its network of ordering providers in the United States in the same or substantially similar manner that it markets and promotes its own Tempus Assays.
c.
Personalis will provide sufficient information to Tempus regarding the Personalis Assay to support the appropriate marketing and branding of the assay and Services. Personalis will further provide commercially reasonably marketing and technical support to Tempus to ensure that all Tempus-created promotional materials accurately describe the Personalis Assay and the approved Indications, and to ensure compliance with all applicable laws and regulations. All co-promotional and marketing material must be approved in writing by both Parties.
2.
Press Release. Within [***] of the Effective Date, the Parties will mutually agree on a communications strategy for the timing and nature of an initial joint press release or other public announcement regarding this Agreement. Such announcement will be reviewed and mutually agreed upon by both Parties in writing before it is issued.
3.
Co-Branding.
a.
Subject to and to the extent permitted by applicable law, Personalis’ reference laboratory Services provided under this Agreement (“Reference Lab Services”) will be co-branded as mutually agreed by the Parties (e.g., Supplies, requisition forms, Test results or reports, or promotional information related to the Services shall bear the Personalis and Tempus branding, name, and/or logo (collectively, and with respect to each Party, the “Brand”)). Any modifications to the co-branding must be mutually agreed upon in writing; provided that Tempus will have sole discretion about the design and format of all Tempus requisition forms (whether electronic or hard copy format) and provided further that Tempus will treat Personalis not materially less favorably than any other similarly-situated third party, including with regard to the placement of any Tests on such requisition forms, Test results or reports or promotional information.
b.
During the Term of the Agreement, each Party hereby grants to the other Party a non-exclusive, fully paid, royalty-free, non-transferable, non-sublicensable, limited license to use its Brand solely for the purposes of co-branding described in Section 3.a of this Exhibit C (the “Licensed Activities,” and the licenses granted herein, each a “License”). Any Licensed Activities shall be undertaken in compliance with any branding requirements, guidelines, and restrictions that each Party may provide to the other Party and update from time to time. Neither Party may modify or alter the other Party’s licensed Brand. Neither Party may use the other Party’s Brand in any way that is likely to dilute the Brand or tarnish or bring into disrepute the reputation of or goodwill associated with the Brand. All usage of a Party’s Brand and goodwill therein shall inure to the benefit of such Party. The term of the Licenses granted hereby shall commence on the Effective Date and shall continue in full force and effect until termination or expiration of the Agreement; provided, however, either Party may terminate the License to its respective Brand by providing notice to the other Party and the other Party will promptly cease all use of the Brand and exercising of the Licensed Activities.
4.
Commercialization Plan.
a.
Tempus FTE Allocation. In support of Tempus’ marketing and promotional activities for the Reference Lab Services, Tempus will allocate the equivalent of [***] during the [***] period following the Effective Date, the equivalent of [***] during the [***] period following the Effective Date, and the equivalent of [***] during the [***] period following the Effective Date.
b.
Measuring Criteria. Upon the Effective Date, Tempus will use commercially reasonable efforts, and devote sufficient personnel and resources, to meet the following quarterly commercialization targets (“Measuring Criteria”):

Quarter after Effective Date	# of physicians ordering NeXT Personal Dx
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

c.
At the end of each quarter, Tempus will provide a report to Personalis outlining its compliance with the Measuring Criteria. If Tempus achieves the Measuring Criteria for the applicable quarter, Personalis will pay Tempus the full, applicable quarterly Sales, Marketing, and Promotional Services fee.

d.
If Tempus achieves less than [***] of the Measuring Criteria for any applicable quarter, then the applicable quarterly Sales, Marketing, and Promotional Services fee will be adjusted proportionally.

e.
If Tempus achieves less than [***] of the Measuring Criteria for [***] (a “Tempus Trigger Event”), Personalis may convert the Parties’ relationship to a non-exclusive agreement. Notwithstanding the foregoing, a Tempus Trigger Event will not be deemed to have occurred if Tempus achieves less than [***] of the Measuring Criteria but the number of new patients for whom a Test is performed in such quarter meets or exceeds Personalis’ applicable [***] divided by four.

f.
The JSC shall determine the Measuring Criteria for any subsequent quarters during which Tempus retains exclusivity for at least one Indication.

5.
Compliance Policies and Training. Tempus shall take efforts to ensure that all Tempus personnel who perform services under this Exhibit C comply and act in accordance with Tempus policies, including by ensuring that all Tempus personnel who are assigned to perform services under this Exhibit C complete Tempus compliance training, and distributing to all Tempus personnel who perform services under this Exhibit C Tempus’ Code of Conduct, copies of relevant Tempus policies and procedures relating to the services they will perform under this Exhibit C, and information about Tempus’ disclosure program (including Tempus’ compliance hotline number) concerning methods for reporting potential compliance violations.

6.
Compensation for Tempus Services. Personalis will compensate Tempus for the fair market value of the Services that Tempus provides under this Exhibit as follows (subject to fair market value adjustments pursuant to Section 2.b of the Agreement):

Services	Fees
Sales, Marketing, and Promotional Services	[***] payment as follow:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Exhibit D
Data Activities

Background

The Parties intend to work together on a data sharing arrangement for purposes of promoting discovery and innovation in healthcare.

Agreement

1.
De-Identified Results Data. For each Test performed, Tempus will use commercially reasonable efforts to evaluate whether to abstract, structure, and de-identify the patient’s initial and longitudinal (including landmark) ctDNA Data and [***] derived from each Test and delivered to Tempus by Personalis (for purposes of this Exhibit, “Data”), it being understood that Tempus will prioritize such efforts in good faith consistent with actual third party demand; provided that Tempus will not make any such evaluation, or any determination of whether or not to de-identify Data, in a manner materially less favorable to Personalis than any other similarly-situated third party. To the extent Tempus de-identifies an individual patient record, the resulting de-identified record of initial and longitudinal (including landmark) ctDNA Data and [***] is referred to as “De-Identified Results Data”.
2.
De-Identification and Structuring Activities. When Tempus de-identifies Data, Tempus will perform the abstraction, structuring, and de-identification activities in accordance with its normal business practices in order to structure and prepare De-Identified Results Data. Tempus will de-identify Data in accordance with applicable laws, including the HIPAA’s standards for de-identification set forth in 45 C.F.R. 164.514. For purposes of this Agreement, [***] and ctDNA data without other patient identifiers is not considered identifiable. Tempus performs the abstraction, structuring, and de-identification activities in its covered entity role under HIPAA.
3.
Ownership. Tempus will provide Personalis with a copy of the De-Identified Results Data. Each Party owns its copy of the De-Identified Results Data and may use and share it for any purpose permitted under applicable law, including commercializing such De-Identified Results Data to third parties, including but not limited to life sciences companies and academic researchers. Tempus will provide attribution for Personalis’ contributions on any Tempus publication utilizing De-Identified Results Data that is not a joint publication by Tempus and Personalis.
4.
Royalty Payments. If Tempus or its Affiliate licenses De-Identified Results Data to a third party in exchange for a payment that results in Tempus or its Affiliate recognizing revenue in accordance with Generally Accepted Accounting Principles, applied on a consistent basis, Tempus will pay Personalis on a quarterly basis, during the Term and for a period of ten (10) years thereafter, the following “Royalty”: [***] of the Gross Revenue (defined below) received by Tempus or its Affiliate that is directly attributable to the De-Identified Results Data included in such third party license, all as determined by Tempus in the exercise of reasonable discretion. Tempus will not make any such determination in a manner materially less favorable to Personalis than any other similarly-situated third party. The Parties agree that the Royalty provided herein has been determined in an arm’s length bargaining transaction and is consistent with fair market value for the De-Identified Results Data.

Tempus will report to Personalis on a quarterly basis any Gross Revenue and Royalty amounts due pursuant to this Section and will provide sufficient detail to Personalis to confirm the calculations of amounts due hereunder. Tempus will keep complete and accurate records of its and its Affiliates’ activities under this Exhibit, including, without limitation, records of any licenses of De-Identified Results Data to third parties as necessary for the calculation of the Royalty to be paid to Personalis hereunder. Subject to Tempus’ record retention policy, Tempus shall maintain such records for a period of [***] after the later of (a) expiration or termination of the Agreement and (b) the last Gross Revenue received Tempus for which the Royalty is due to Personalis. Upon reasonable prior notice, Tempus will permit Personalis or its designated representative to have access to Tempus’ records during Tempus’ normal business hours for the purpose of verifying Tempus’ compliance with this Exhibit, including, without limitation, the timely payment of all Royalties payable under this Agreement. Personalis shall provide to Tempus a copy of the audit report. If the audit report shows that payments made by Tempus are deficient and Tempus does not reasonably dispute such findings within such time period, Tempus shall pay Personalis the deficient amount within [***] after Tempus’ receipt of the audit report. If payments made by Tempus are found to be deficient by more than [***], Tempus shall pay for the cost of the audit. If the audit report shows payments made by Tempus exceeded the amount owed, and Personalis does not reasonably dispute such findings within such time period, Personalis shall refund the excess amount to Tempus within [***] after Tempus’ receipt of the audit report.

“Gross Revenue” means the total amount of compensation received by Tempus or its Affiliate in a transaction or series of transactions with a third party in which Tempus or its Affiliate licenses De-Identified Results Data to the third party, excluding any sales and use taxes incurred, with respect to the applicable license.

Exhibit G

Form of Warrant to Purchase Common Stock of Personalis (First and Second Warrant)

[Filed as Exhibits 4.1 and 4.2 to Personalis’s Current Report on Form 8-K, filed with the SEC on or about November 28, 2023]